Cincinnati Bell Third Quarter 2019 ResultsNovember 7, 2019

Safe Harbor This presentation may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this release; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if we are unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the possibility that the expected synergies and value creation from our acquisition of Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom will not be integrated successfully; the risk that unexpected costs will be incurred; and the other risks and uncertainties detailed in our filings with the SEC, including our Form 10-K report, Form 10-Q reports and Form 8-K reports. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this release except as required by applicable law.

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income (loss) applicable to common shareholders excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com within the Investor Relations section.

Call Participants Leigh Fox President and CEO, Cincinnati Bell Andy Kaiser CFO, Cincinnati Bell Tom Simpson COO, Cincinnati Bell

Third Quarter 2019 Highlights Key Financial Metrics Cincinnati Fioptics Revenue of $88M +2% y/y 214,600 FTTP(1) Internet Subscribers +9% y/y Entertainment & Communications IT Services & Hardware Total Revenue ($ in millions) Adjusted EBITDA ($ in millions) $85 $174 $181 $72 $8 $14 $66 $85 $174 $181 $128 $73 $8 $14 $67 FTTP: fiber-to-the-premise Hawaiian Telcom Revenue of $51M +9% y/y 270,335 Hosted UCaaS Profiles +21% y/y Communications 3Q19 Results Adjusted EBITDA of $25M +13% y/y Hawaiian Telcom $91 -$7 -$7 $383 $387 -$3 $-3 $105 $102 54,600 FTTP Internet Subscribers +10% y/y

Entertainment & Communications Strategic Revenue with breakdown for 2 segments Segment Results – 3Q 2019 Highlights Improved Adjusted EBITDA margin due to cost-out initiatives and realization of merger synergies In Cincinnati— Fioptics internet revenue increased 9% year-over-year FTTP(1) internet subscriber growth offset FTTN(2) and DSL declines by 2,300 year-over-year In Hawaii— Consumer/SMB Fiber revenue increased 4% year-over-year Enterprise Fiber revenue increased 14% year-over-year Segment Revenue Elements Revenue by Market – 3Q 2019 ($ in millions) Cincinnati Hawaii Total Consumer/SMB Fiber $88 $22 $110 Enterprise Fiber 22 10 32 Legacy 61 46 107 Total $171 $78 $249 ($ in millions) Cincinnati Hawaii Total Revenue $171 $78 $249 Adj. EBITDA $68 $25 $93 Adj. EBITDA margin 40% 32% 37% FTTP: fiber-to-the-premise 2. FTTN: fiber-to-the-node

Strong Demand for Fiber-to-the-Premise CBB continues to win with fiber-to-the-premise in a competitive environment Cincinnati Fioptics FTTP is available to 482,000 addresses, or approximately 60% of Greater Cincinnati Consumer/SMB FTTP is available to 170,600 homes and businesses in Hawaii, or approximately 35% of the state Consumer / SMB Fiber Subscribers (in thousands) FTTP: fiber-to-the-premise 2. FTTN: fiber-to-the-node 3. Represents total internet churn Consumer / SMB Fiber Addresses (in thousands) $214 $235 214 102 108 235 Hawaii Hawaii (1) Cincinnati – Fioptics FTTP Internet Hawaii – Consumer/SMB Fiber Internet (2) 3Q19Y/Y Penetration28% ARPU$39 Churn(3)1.8% 3Q19 Y/Y Penetration45% ARPU$54 Churn1.9%

IT Services & Hardware Highlights Strong revenue growth in Consulting and Communications practices Cloud revenue increased 15% year-over-year excluding GE– as customers look to us as trusted advisors to migrate from legacy solutions Hawaiian Telcom contributed revenue totaling $10M in 3Q 2019 Segment Results Segment Revenue Elements Revenue by Practice Elements Excludes certain cloud revenue from GE compared to 3Q 2018, in which certain cloud revenue from GE totaled $7M resulting in Adjusted EBITDA of $6M ($ in millions) 3Q19 Y/Y Consulting $38 5% Cloud 23 15%(1) Communications 51 9% Infrastructure Solutions 29 -9% Total $141 4%(1) ($ in millions) 3Q19 Y/Y(1) Revenue $141 4% Adj. EBITDA $12 3% Adj. EBITDA margin 9% -8 bps Cloud 16% Consulting 27% Infrastructure Solutions 21% Communications 36%

Continued Momentum in Communications Communications Revenue ($ in millions) 564 1,849 270,335 NaaS Locations SD-WAN locations Hosted UCaaS Profiles Communications Metrics (y/y) “Americas Partner of the Year in the VMware SD-WAN” by VeloCloud Solution category Signed new UCaaS, NaaS and SD-WAN contracts with monthly recurring revenue totaling $200K Increased customer base 17% year-over-year Q3 2019 Highlights Trusted provider of Voice services for more than 100 years 3,492 $47 $51 +37% First Cisco Partner to Hold 5 Cisco Powered Services Strategic Certifications

Capital Expenditures Total IT Services & Hardware $6 $12 $35 - $40 Total $56 $167 $215 – $235 Invested $85M year-to-date in Cincinnati Fioptics and Hawaii Consumer/SMB Fiber Constructed FTTP to 9,700 homes and businesses in Greater Cincinnati and 3,600 in Hawaii during the first nine months of 2019 Enterprise Fiber and IT Services and Hardware capital expenditures represent success-based projects   3Q19 Actuals YTD 2019 FY 2019 Guidance Construction $4 $21 $20 – $25 Installation 11 37 45 Other 3 7 15 Consumer/SMB Fiber $18 $65 $80 – $85 Enterprise Fiber 5 9 15 Maintenance 11 25 40 Total E&C - Cincinnati $34 $99 $135 – $140 ($ in millions) Total IT Services & Hardware $4 $14 $20 – $25 Total Hawaiian Telcom $18 $54 $60 – $70

Free Cash Flow & Capital Structure ($ in millions) Net Debt Capital Structure(3) Free Cash Flow Strong liquidity of $162M as of September 30, 2019 No significant maturities until 2024 Gross Net Operating Loss carryforward of approximately $800M Calculated as 4Q 2018 net debt divided by the sum of 2018 Adjusted EBITDA plus Hawaiian Telcom year-to-date June 30, 2018 results (prior to close of merger) Calculated as 3Q 2019 net debt divided by the sum of LTM Adjusted EBITDA Graph excludes other financing lease arrangements and capital leases 4.6x Net Leverage(1) 4.7x Net Leverage(2)

2019 Outlook Selected 2019 Free Cash Flow Items Capital Expenditures $215M – $235M Interest payments $130M – $140M Pension and OPEB payments $15M – $20M Company 2019 Guidance Revenue $1,515M – $1,575M Adjusted EBITDA $400M – $410M Hawaiian Telcom Contributions included in the Company Targets Revenue $350M – $360M Adjusted EBITDA $95M – $100M Capital Expenditures $60M – $70M Cincinnati Bell’s 2019 Guidance assumes: Hawaiian Telcom expected to grow 5% – 10% on an annual basis as compared to 2018 Estimate $16M decline in Adjusted EBITDA as compared to 2018 due to additional insourcing from GE

Appendix

Consolidated Results – 3Q 2019 ($ in millions, except per share amounts)

Consolidated Results – 3Q 2019 YTD ($ in millions, except per share amounts)